SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 21, 1997



                                POWERTRADER, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



       000-22329                                          98-0163116
(Commission File Number)                       (IRS Employer Identification No.)



      Suite 591, 885 Dunsmuir Street, Vancouver, British Columbia V6C 1N5
               (Address of Principal Executive Offices) (Zip Code)


                                 (604) 685-1529
              (Registrant's Telephone Number, Including Area Code)




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Item 9. Sales of Equity Securities Pursuant to Regulation S

         On July 21, 1997, PowerTrader, Inc., a Delaware corporation (the "Registrant"), completed its sale of 250,000 units, each unit consisting of one share of the Registrant's common stock, par value $0.01 per share ("Common Stock"), and two warrants, each warrant to purchase one additional share of Common Stock at an exercise price of US$3.50, to an institutional investor located in the Bahamas for cash consideration in the aggregate amount of US$812,500. Such transaction was consummated in reliance upon the exemptive provisions of Regulation S promulgated under the Securities Act of 1933, as amended.


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  August 5, 1997
                                    POWERTRADER, INC.



                                    By: /s/ David C. Furlonger
                                       -----------------------------------
                                       David C. Furlonger
                                       Secretary, Chief Financial Officer
                                       and Director



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